UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2013

LIVING BREATH PROJECT, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-175525	99-0365611
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

P.O. Box 4250, East Hampton, New York 11937
(Address of principal executive offices, including zip code)

800-422-0691
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[     ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[     ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On October 15, 2013, upon authority of the majority shareholder of the Registrant’s common stock, par value $0.001 per share, and the sole member of the Board of Directors, the Registrant filed an amendment to the Registrant’s Articles of Incorporation to change the name of the Registrant to Drug Free Solution Inc.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVING BREATH PROJECT, INC.

Date: October 16, 2013	By:	/s/ Genie, O’Malley
Name: Genie O’Malley
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment